UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 16, 2018

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) for ON Semiconductor Corporation (the “Company”) was held on May 16, 2018. The proposals (all of which were from management) submitted to the stockholders of the Company at the Annual Meeting and the final results of the voting regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2018.

(b) Proposal No. 1. The Company’s stockholders elected nine members of the Board of Directors of the Company, each for a one-year term expiring at the annual meeting of stockholders to be held in 2019 or until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation, or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Atsushi Abe	353,190,251	322,927	548,580	39,084,610
Alan Campbell	351,935,380	1,576,291	550,087	39,084,610
Curtis J. Crawford, Ph.D.	350,297,389	3,205,688	558,681	39,084,610
Gilles Delfassy	352,787,001	727,214	547,543	39,084,610
Emmanuel T. Hernandez	340,643,756	12,809,275	608,727	39,084,610
Keith D. Jackson	352,929,231	598,636	533,891	39,084,610
Paul A. Mascarenas	351,861,754	1,643,128	556,876	39,084,610
Daryl A. Ostrander, Ph.D.	352,938,503	573,283	549,972	39,084,610
Teresa M. Ressel	344,298,283	2,259,010	7,504,465	39,084,610

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve executive compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
340,732,054	12,609,150	720,554	39,084,610

Proposal No. 3. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
388,260,230	4,301,100	585,038	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 17, 2018	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer, and Corporate Secretary